Exhibit 10

WRITTEN CONSENT OF STOCKHOLDERS OF SPAR GROUP, INC.

The undersigned record stockholders (or proxy holders of record stockholders) of SPAR Group, Inc., A Delaware corporation (the “company”), hereby take the following actions pursuant to Section 228 of the Delaware General Corporation Law.  This consent will apply to all of the capital stock of the Company held by the undersigned and all shares of capital stock of the Company with respect to which the undersigned may act by consent pursuant to a proxy of power of attorney.  If two of more of the undersigned hold shares of capital stock of the Company jointly, this consent will apply to all shares jointly owned by such holders and all share individually owned by each holder.

Resolved, that, if there is no vacancy on the Company’s Board of Director (“Board”) at the time this consent becomes effective, as determined in accordance with Section 228(c) of the DGCL, the size of the Board is hereby increased by one.

Resolved, that Robert G. Brown is hereby elected and appointed as a director of the Company effective February 29, 2020 if a vacancy exists, or if applicable, the vacancy created by the foregoing resolution.

Resolved, that this consent of stockholders may be executed in counterparts.

In witness whereof, the undersigned have executed this request.

/s/ Robert G. Brown
Robert G. Brown

February 28, 2020

SP/R, Inc. Defined Benefit Pension Trust

February 28, 2020

By:

/s/ Rory W. Brown
Rory W. Brown Trustee

February 28, 2020

/s/ Kimberly M. Brown
Kimberly M. Brown Trustee

February 28, 2020

Innovative Global Technologies, LLC

By:

/s/ Robert G. Brown
Robert G. Brown Trustee

February 28, 2020

/s/ William H. Bartels
William H. Bartels

February 28, 2020

WHB Services, Inc. Incentive Savings Plan and Trust

By:

/s/ William H. Bartels
William H. Bartels Trustee

February 28, 2020